UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Required in Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Engex, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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ENGEX, INC.
44 Wall Street
New York, New York 10005

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 18, 2012

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To the Stockholders of Engex, Inc.:

The Annual Meeting of Stockholders of Engex, Inc. (the “Fund”) will be held on Wednesday, January 18, 2012, at 4:30 p.m. at the offices of the Fund, 44 Wall Street, 2nd Floor, New York, New York 10005.

The following subjects will be considered and acted upon at the Meeting:

(1)	Election of five Directors;

(2)	Ratification of the selection of EisnerAmper LLP as independent auditors of the Fund for the fiscal year ending September 30, 2012;

(3)	Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Directors unanimously recommend the election as Directors of the nominees named in the Proxy Statement, and the ratification of the selection of the independent auditors.  Stockholders of record at the close of business on November 21, 2011 will be entitled to vote at the Meeting and at any adjournments thereof.

By Order of the Board of Directors

David Nachamie,

Secretary

December 20, 2011

Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.

Copies of the Proxy Statement and the Fund’s Annual Report to Stockholders for the fiscal year ended September 30, 2011, are available at http://www.engexinc.com/

ENGEX, INC.
44 Wall Street
New York, New York 10005

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PROXY STATEMENT

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This statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Engex, Inc. (the “Fund”), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 18, 2012 (the “Meeting”), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated December 20, 2011.  This Proxy Statement is being mailed to stockholders on or about December 20, 2011 and is accompanied by an Annual Report with respect to the Fund’s fiscal year ended September 30, 2011.

All Proxies that have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy, by sending written notice of the revocation to the Board, preferably by certified mail, return receipt requested, at the address listed above, or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting.  The Board recommends that shares be voted FOR the election as Directors of the nominees hereinafter named and FOR the ratification of the selection of EisnerAmper LLP as the Fund’s independent auditors.  Other matters as may properly come before the Meeting will be voted at the discretion of the persons named as proxies.  If no choice is specified on the Proxy for any particular item, the shares will be voted FOR that item.

As of November 21, 2011 (the “Record Date”), there were issued and outstanding 1,626,938 shares of the common stock, par value $.10 per share of the Fund, which is the only class of capital stock of the Fund.  Stockholders will be entitled to one vote for each share held.  Only holders of record of such shares at the close of business on the Record Date will be entitled to vote at the Meeting.

The Fund will pay the cost of preparing, assembling and mailing the materials in connection with the solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and Directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. (“Investment Banking Corp.”) and American Investors Advisors, Inc., the Fund’s investment adviser (the “Investment Adviser”), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON JANUARY 18, 2012
This Proxy Statement and the Fund’s Annual Report to Stockholders for the fiscal year ended September 30, 2011, are available at http://www.engexinc.com/

ELECTION OF DIRECTORS

At the Meeting, five Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders and until his respective successor shall have been chosen and qualified or until he has died, resigned or been removed.  The following table sets forth the names of the nominees, all of whom are presently serving as Directors of the Fund. All of these nominees have agreed to serve if elected.  The address of each nominee is: c/o Engex, Inc., 44 Wall Street, New York, NY 10005.

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Directors Considered to be “Interested Persons”
J. Morton Davis, 82	Chairman of the Board and President	Since 1968.	Chairman, President, Director and sole stockholder of Investment Banking Corp.; President, Chairman and CEO of the Investment Adviser.	None
Dov Perlysky, 49*	Director	Since 1999.	Managing member, Nesher, LLC (financial services).	Highlands State Bank; Oak Tree Educational Partners, Inc.; Pharma-Bio Serv, Inc.
Directors Considered to be Independent
Jerome Fisch, 85	Director	Since 1975.	Retired.	None
Howard Spindel, 66	Director	Since 2004.	Senior Managing Director, Integrated Management Solutions USA LLC (consulting).	Oak Tree Educational Partners, Inc.; Pharma-Bio Serv, Inc.
Leonard Toboroff, 79	Director	Since 1993.	Private investor; Director/Vice Chairman, Allis-Chalmers Energy, Incorporated (oil and gas equipment and services) until 2009.	NOVT Corporation
___________________
*	Mr. Perlysky is an “interested person” of the Fund by reason of his being a member of the immediate family of Mr. Davis.

In the event that any nominee named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

During the fiscal year ended September 30, 2011, there were three meetings of the Board.

During the Fund’s fiscal year ended September 30, 2011, the Directors received the following compensation from the Fund (the Fund offers no retirement plan to the Directors):

Name of Director		Aggregate Compensation from the Fund
J. Morton Davis	-----------------------	-0-
Howard Spindel	-----------------------	$7,000
Jerome Fisch	-----------------------	$7,000
Dov Perlysky	-----------------------	-0-
Leonard Toboroff	-----------------------	$7,000

The dollar ranges of securities beneficially owned by the Directors of the Fund* as of October 31, 2011, are as follows:

Name of Director		Dollar Range of Equity Securities Held in the Fund*
J. Morton Davis	-------------------	Over $100,000(1)
Dov Perlysky	-------------------	Over $100,000(2)
Howard Spindel	-------------------	None
Jerome Fisch	-------------------	$1 - 10,000
Leonard Toboroff	-------------------	None
*	The Fund is comprised of only one portfolio and is not part of a “Family of Investment Companies” or a “Fund Complex.”
(1)	Includes 58,854 shares owned of record by Investment Banking Corp. and 161,101 shares acquired in the related party transaction described below. See “PRINCIPAL STOCKHOLDERS” below.
(2)
Includes 109,500 shares of the Fund (approximately 6.7% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner, Nesher, LLC,  and Mr. Perlysky’s wife is a limited partner). Mr. Perlysky is the son-in-law of Mr. Davis.

No Independent Director or immediate family member of any Independent Director owns beneficially or of record an interest in the Investment Adviser.

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and regulations thereunder, the Fund’s officers and Directors and persons owning more than 10% of the Fund’s common stock are required to report their transactions in the Fund’s common stock to the Securities and Exchange Commission, the NYSE Amex and the Fund.  Based solely on the Fund’s review of the copies of such reports that it has received, the Fund believes that, during fiscal year ended September 30, 2011, all filing requirements applicable to its Directors and officers were satisfied.

Director Qualifications

The following describes the experience, qualifications, attributes or skills of each Director nominee named in this Proxy Statement that qualify him to serve as a Director of the Fund:

J. Morton Davis.  For more than four decades, Mr. Davis has been an investment banker and venture capitalist and  has reviewed and analyzed many thousands of investment opportunities and arranged private and public offerings for more that four hundred issuers.  He holds an MBA from the Harvard Business School.  His firm, Investment Banking Corp., specializes in financing emerging growth companies.

Dov Perlysky.  Mr. Perlysky has 16 years of investment banking and broker-dealer experience.  He currently serves on the boards of both public and private companies and manages a number of investment limited partnerships and limited liability companies.

Jerome Fisch.  Mr. Fisch is a retired attorney and a graduate of Harvard Law School and City College of New York with a degree in accounting.  In his more than four decades of practicing law, Mr. Fisch handled primarily commercial matters.  He has been investing in the stock market since 1960.

Howard Spindel.  Mr. Spindel is a certified public accountant and a co-founder and Senior Managing Director of Integrated Management Solutions USA LLC, a consultant to the broker-dealer community.  Mr. Spindel has served as a financial and operations partner or comptroller of three different New York Stock Exchange member firms.

Leonard Toboroff.  Mr. Toboroff has been a practicing attorney since 1961.  He served for 20 years as Director and Vice Chairman of the Board of Allis Chalmers Energy Inc., responsible for finance.  Mr. Toboroff has also served on the Boards of other well known corporations such as Varsity Brands, Inc. and American Bakeries Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE TO THE BOARD

BOARD STRUCTURE AND RISK OVERSIGHT

J. Morton Davis is the principal executive officer of the Fund and is Chairman of the Board.  The Board has no other lead director.  This structure is believed to be appropriate due to the Fund’s very limited size, Mr. Davis’ knowledge of the Fund’s investments and Mr. Davis’ substantial contribution and commitment to the Fund’s long-term future.  Mr. Davis’ experience and knowledge make him best suited to be the Board’s Chairman.

The Board has not filled a vacancy since 2004 and has not codified any specific minimum qualifications it would require of a Director nominee.  Should a vacancy occur, the Board would, in all likelihood, seek a nominee who has the skills and experience of those Directors currently on the Board.  The Directors are fully aware of the importance of a diverse Board and intend to take diversity of experience, background, education and training into consideration should a vacancy occur.

The Board does not have a nominating, compensation or other standing committee performing similar functions. Given the size of the current Board and the current scope of the Fund’s operations, the Board believes that it is appropriate for the Fund not to have a standing nominating committee and the Board generally does not accept nominations for Directors from stockholders.  Any new Director nominee will be considered by the full Board.

The Board has an Audit Committee, the members of which are Messrs. Spindel (Chairman), Fisch and Toboroff.  Each member of the Audit Committee is “independent,” as that term is defined in Section 803 of the NYSE Amex Company Guide.  The Audit Committee’s authority and responsibilities are set forth in a written Charter, a copy of which is included with this Proxy Statement as Exhibit A.  During the fiscal year ended September 30, 2011, there were two meetings of the Audit Committee.

Among other things, the Audit Committee is responsible for selecting and retaining the Fund’s independent auditors, evaluating the performance of independent auditors and the fees paid for services, obtaining from the auditors the necessary statements relating to independence and evaluating the auditor’s independence based on discussions with the auditors, reviewing and discussing with management and the auditors the audited financial statements, the auditor’s report, the management letter and the quality and adequacy of the Fund’s internal controls, and overseeing the relationship between the auditors and management in conducting the Fund’s annual audit.

While the Board engages in general oversight of the Fund’s portfolio and the Investment Adviser’s investment strategies, the limited number of portfolio securities held by the Fund and the Fund’s very small size do not warrant a concentrated effort of risk oversight.  Consequently, the Board has not implemented any specific risk oversight of the Fund.

CHANGE OF ACCOUNTANTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011

On October 26, 2011, Raich Ende Malter & Co. LLP (“Raich”), the accounting firm selected by the Fund’s Board of Directors and ratified by stockholders as the Fund’s independent accountants for the fiscal year ended September 30, 2011, informed the Audit Committee that during an internal review they discovered an event that caused them to conclude that they no longer met the auditor independence requirements as defined in PCAOB Rule 3520 as of September 30, 2011.  As a result, Raich resigned as independent auditors for the Fund with respect to the fiscal year ended September 30, 2011.  Raich was the independent auditors for the Fund commencing with the fiscal year ended September 30, 2005 and remained as auditors through March 31, 2011.  During the periods that Raich was engaged preceding the resignation, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During the fiscal years ended September 30, 2009 and

2010 and through the fiscal period ended March 31, 2011, Raich did not report to the Fund any matters related to (a) lack of internal controls, (b) lack of inability to rely upon management, (c) the need to expand the attest scope during either the audit or interim reviews, (d) information that may materially affect the fairness or reliability of a previously issued audit report on the Fund’s financial statements.  During this period, Raich’s reports on the financial statements of the Fund contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On November 3, 2011, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Audit Committee selected EisnerAmper LLP (“Eisner”) as the Fund’s independent auditors to audit the Fund financial statements for the fiscal year ended September 30, 2011.  Eisner has issued its opinion as to the financial statements contained in the Fund’s 2011 Annual Report to Stockholders.

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012

At a meeting held on October 26, 2011, in order to fully comply with the 1940 Act, the Audit Committee, comprised of all of the Fund’s Independent Directors, selected Raich as the Fund’s independent auditors for the fiscal year ending September 30, 2012, based on Raich’s representation at the time that it was, and would continue to be, independent.  On December 9, 2011, Raich withdrew from final approval as the Fund’s independent auditors for the fiscal year ending September 30, 2012 having concluded that its independence with respect to the Fund was unclear.  The Audit Committee, in carrying out its responsibilities under its Charter, met the same day and selected Eisner to continue as the Fund’s independent auditors for the fiscal year ending September 30, 2012.  The Audit Committee considered Eisner’s qualifications and independence and was advised that Eisner had no direct or material indirect financial interest in the Fund and that as of the date of the Audit Committee meeting it was independent.  Eisner also advised the Audit Committee that all professional services to be rendered by it with respect to its September 30, 2012 fiscal year audit would be furnished at customary rates and terms.  The Audit Committee considered the work Eisner had done with respect to the 2011 audit of the Fund’s financial statements.  Based on its review, the Audit Committee selected Eisner as the Fund’s independent auditors for the fiscal year ending September 30, 2012.

The selection by the Audit Committee of Eisner as the Fund’s independent auditors for the fiscal year ending September 30, 2012, is being submitted to stockholders at the Meeting for its ratification or rejection.  A representative of Eisner is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he considers appropriate.

As discussed earlier, because of Raich’s resignation, the Audit Committee selected Eisner to audit the Fund’s financial statements for the fiscal year ended September 30, 2011.  Raich audited the Fund’s financial statements for the fiscal years ended September 30, 2010.

Audit Fees.  For the fiscal year ended September 30, 2011, the Fund has agreed to pay Eisner $25,000, and for the fiscal year ended September 30, 2010, the Fund paid Raich $23,000, for professional services rendered for the audit of the Fund’s annual financial statements.

Audit-Related Fees.  For the fiscal year ended September 30, 2011, Eisner provided no audit related services to the Fund.  For the fiscal year ended September 30, 2010, the Fund paid Raich $5,000 for assurance and services that were reasonably related to the performance of the audit or review of the Fund’s financial statements.

Tax Fees.  For the fiscal year ended September 30, 2011, Eisner provided no tax related services to the Fund, the Investment Adviser or any affiliate of the Investment Adviser.  For the fiscal year ended September 30, 2010, Raich billed the Fund, the Fund’s Investment Adviser and affiliates of the Investment Adviser, in the aggregate, $10,816 for services related to tax compliance, tax advice and tax planning.

All Other Fees.  For the fiscal years ended September 30, 2011 and September 30, 2010, no fees were either agreed to or paid to either Eisner or Raich by the Fund, the Fund’s Investment Adviser or any affiliate of the Investment Adviser for products or services other than those reported above.

All non-audit services provided by Raich to the Investment Adviser and its affiliates were considered, prior to being rendered, by the Audit Committee and determined to be compatible with maintaining Eisner’s and Raich’s independence.  No non-audit services were approved under pre-approval policies and procedures.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS INDEPENDENT
 AUDITORS FOR THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012

MANAGEMENT OF THE FUND

The Investment Adviser was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the “Agreement”).  The Agreement was approved by the Fund’s stockholders at a meeting held on February 19, 1986 and was last approved by the Board, including a majority of the Directors who were not “interested persons” of any party to the Agreement, by vote cast in person at a meeting held on October 26, 2011.

The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, Chairman of the Board and President of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of Investment Banking Corp.  See also the discussion of shares beneficially owned by Mr. Davis under “ELECTION OF DIRECTORS” above and “PRINCIPAL STOCKHOLDERS” below.  David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser.  Michael Siciliano is the Treasurer of the Fund.  The address of the Investment Adviser, Investment Banking Corp., Mr. Davis, Mr. Nachamie and Mr. Siciliano is 44 Wall Street, 2nd Floor, New York, New York 10005.

SUPPLEMENTAL INFORMATION

The executive officers of the Fund, each of whom serves at the pleasure of the Board, are as follows: J. Morton Davis (age 82), who has served as President of the Fund since its inception, and whose principal occupation is described above under “ELECTION OF DIRECTORS”; David Nachamie (age 81) who has served as Treasurer of the Fund from 1976 through 1993, as Secretary since January 7, 1981, and as Chief Compliance Officer since September 9, 2004, whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 11 years; and Michael Siciliano (age 63), who has served as Treasurer of the Fund since 2009 and as Assistant to the Treasurer of the Fund from 2005 to 2009, and who was a private business owner prior to 2005.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders wishing to send a communication to the Board (or to any particular Director or Directors) should submit the communication in writing, preferably by certified mail, return receipt requested, to the Board (or particular Director or Directors) at the address listed on the first page of this Proxy Statement.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Fund does not have a policy requiring Directors to attend the Fund’s Annual Meetings.  Each of the Directors attended last year’s Annual Meeting, held on January 5, 2011.  It is not anticipated that any Director, other than Mr. Davis, will attend the Meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to any person (including for this purpose a “group” which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s outstanding voting securities on November 21, 2011:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock (par value $.10)	J. Morton Davis 44 Wall Street, 2nd Floor New York, NY 10005	709,869(1)	43.6%
	Mrs. J. Morton Davis c/o Rivkalex Corp. 44 Wall Street, 2nd Floor New York NY 10005	326,824(2)	20.1%
	Kinder Investments LP c/o Dov Perlysky 8 Lakeside Drive West Lawrence, NY 11559	109,500	6.7%
	Venturetek LP c/o David Selengut 370 Lexington Avenue New York, NY 10017	130,180	8.0%
______________
(1)
Includes 58,854 shares of the Fund (approximately 3.6% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder), but does not include 167,429 shares of the Fund (approximately 10.3% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis’ wife, Mrs. J. Morton Davis, 159,395 shares of the Fund (approximately 9.8% of those outstanding) owned of record by Mrs. Davis, 130,180 shares of the Fund (approximately 8% of those outstanding) owned by Venturetek LP of which Mr. and Mrs. Davis’ daughters and grandchildren are limited partners and 109,500 shares of the Fund (approximately 6.7% of those outstanding) owned by Kinder Investments LP of which Mr. and Mrs. Davis’ son-in-law is managing member of the general partner and daughters and some grandchildren are limited partners.  Mr. Davis disclaims beneficial ownership of such additional shares.

(2)
Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.  Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

All of the Directors and officers of the Fund, as a group, currently own of record and beneficially 651,515 shares of the Fund (approximately 40% of those outstanding), in addition to which Mr. Davis beneficially owns 58,854 shares (approximately 3.6% of those outstanding) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares of the Fund (approximately 6.7% of those outstanding) held by Kinder Investments LP, which additional shares bring the total shares owned beneficially by all Directors and officers, as a group, to 819,869 shares of the Fund (approximately 50.4% of those outstanding).

Investment Banking Corp., which holds 58,854 shares of the Fund (approximately 3.6% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

VOTING INFORMATION

In order to hold the Meeting, a majority of the Fund’s shares entitled to vote must be present in person or represented by Proxy.  The nominees indicated herein will be elected to the Board by a plurality of the shares voted.  Ratification of the selection of independent auditors requires the affirmative vote of the majority of the Fund’s shares present in person or represented by Proxy and entitled to vote.

Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under NYSE Amex rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement.  “Broker non-votes” and abstentions will be counted for purposes of determining whether a quorum is present.  Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund’s independent auditors has been approved.

In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as Proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund’s stockholders.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Stockholders wishing to have a proposal included in the Fund’s Proxy Statement for the Fund’s 2013 Annual Meeting must submit a written notice of the proposal, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the notice is received no later than July 31, 2012.  The notice must contain information sufficient to identify the proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the proposal.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials.  Inclusion of such proposal is subject to limitations under the federal securities laws.  Stockholder proposals not received by July 31, 2012 will not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

ENGEX, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Engex, Inc. (the “Company”).  The Audit Committee of the Board (the “Committee”) shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Board may amend this Charter by a vote of a majority of the directors, including a majority of the directors who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Company (the “Independent Directors”).

Role and Independence; Organization

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the “Auditors”).  The Auditors must report directly to the Committee.

The Board may, from time to time, assign other duties to the Committee.

The membership of the Committee shall consist of at least three Independent Directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

No Committee member may, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, directly or indirectly accept any consulting, advisory, or other compensatory fee from the Company.  Each Committee member must be an Independent Director.  In addition, no Committee member shall be:

(a)	a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

(b)
a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)
a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.  Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

(d)
a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the corporation received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

(e)	a director who is employed as an executive of another entity where any of the Company's executives serve on that entity’s compensation committee.

The Committee shall maintain free and open communication with the Auditors, the internal financial personnel and Company management.  In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personal and outside professionals.  The Committee may retain independent special legal, accounting or other consultants as advisors, at the Company’s expense.  The Company also is responsible for the Auditors’ compensation and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

One member of the Committee shall be appointed as chair.  The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing  agendas, and making regular reports to the Board.  The chair will also maintain regular liaison with the chief executive officer, the chief financial officer and the lead independent audit partner.

Financial Background; Financial Experts

Each Committee member shall be able to read and understand fundamental financial statements, or will become able to do so within a reasonable period of time after his or her appointment to the Committee.  At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication.

The Committee may, in its discretion, recommend that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”).  In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes-Oxley Act of 2002, relevant regulations of the Securities and Exchange Commission, and such other factors as the Committee deems relevant.

A Committee member designated an ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other Committee members.  The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of Committee members not so designated.

The Company shall disclose, in its annual reports to the Securities and Exchange Commission on Form N-CSR, whether the Committee includes an ACFE.  If the Committee does not have among its members at least one ACFE, the Board, with the assistance of counsel, shall provide a written explanation of the reasons why not, with a view toward disclosure of those reasons in the Company’s annual report to Securities and Exchange Commission on Form N-CSR.

Responsibilities

The Committee’s job is one of oversight.  Management is responsible for the preparation of the Company’s financial statements and the Auditors are responsible for auditing those financial statements.  The Committee and the Board recognize that management and the Auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, financial and auditing practices than do Committee members.  Accordingly the Committee’s oversight role does not provide any expert or special assurance as to the Company’s financial statements or any certification as to the work of the Auditors.  Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the Auditors or to assure compliance with laws and regulations.

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.  The Committee shall:

•	Annually certify in writing to the American Stock Exchange that the Committee has adopted a formal written audit committee charter and that it has reviewed and reassessed the adequacy of this Charter.

•	Select and retain Auditors to audit the financial statements of the Company, which Auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

•	Approve the compensation of the Auditors.

•	Evaluate, together with the Board, the performance of the Auditors and, where appropriate, replace the Auditors.

•
Annually obtain from the Auditors a formal written statement describing all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1.  The Committee shall actively engage in a dialogue with the Auditors with respect to any disclosed relationship that may impact the objectivity and independence of the Auditors and shall take or recommend that the Board take appropriate actions to oversee the Auditors’ independence.

•
Review the audited financial statements and discussing them with management and the Auditors.  These discussions may include a review of sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded), review of risk exposures that may have a material impact on the Company’s financial statements and the steps management has taken to monitor and control such exposures and other such inquiries as the Committee or the Auditors shall deem appropriate.  Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s annual report to shareholders required by the Investment Company Act of 1940.

•	Issue annually a report to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

•	Review the annual management letter with the Auditors.

•
Oversee the relationship with the Auditors: discuss with the Auditors the planning and staffing of the audit and the nature and rigor of the audit process, receive and review the audit reports, review with the Auditors any problems or difficulties the Auditors may have encountered in carrying out their responsibilities and any management letters provided by the Auditors and the Company’s response to such letters, review the form of opinion that the Auditors propose to render to the Board and shareholders, meet with the Auditors in executive session, and provide the Auditors full access to the Committee and the Board to report on all appropriate matters.

•	Review compliance with the Code of Conduct applicable to the Company’s senior financial officer(s).

•
Establish procedures for receipt, retention and treatment of complaints received by the Company or any of its affiliates concerning accounting, internal accounting controls or auditing matters affecting the Company, and the confidential, anonymous submission by employees of the Company, its investment advisor, administrator, principal underwriter, any other provider of accounting related services [or any affiliate] of concerns regarding questionable accounting or auditing matters.

•	Consider and approve any permissible non-audit services to be provided to the Company by the Auditors and the fees to be charged for these services.

•	Review the fees charged by the Auditors for audit and permissible non-audit services.

•	Investigate improprieties or suspected improprieties in the Company’s operations.

•	Undertake such other investigations and consider such other matters of a financial nature as the Committee deems appropriate.

•	Review errors in the calculation of the Company’s net asset value per share and steps taken to correct such errors, and recommend appropriate action to the Board.

•	Review significant changes to the Company’s auditing and accounting principles and practices as suggested by the Auditors or management.

•	Discuss with management and the Auditors the quality and adequacy of the Company’s internal controls.

•	Review and discuss with management and the Auditors any significant changes in the Company’s internal controls.

•	Discuss with management the quality and adequacy of the Company’s disclosure controls and procedures.

•
Discuss with management and/or the Company’s counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

Adopted by the Board of Directors:   August 15, 2000
Amended:                                                November 12, 2003
              July 6, 2006

Engex, Inc.

44 WALL STREET

NEW YORK, NY 10005

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

ENGEX, INC.

PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JANUARY 18, 2012
The Fund’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended September 30, 2011, are available at http://www.engexinc.com/

The undersigned stockholder of ENGEX, INC. (“Fund”), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and MICHAEL SICILIANO, and each of them, the true and lawful proxies (the “Proxies”) of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on January 18, 2012 at 4:30 p.m. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said Proxies to vote as follows:

(continued and to be signed on reverse side)

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

1. ELECTION OF DIRECTORS		2. RATIFICATION OF THE SELECTION OF EISNERAMPER LLP, as the independent auditors for the fiscal year ending September 30, 2012.

FOR ALL NOMINEES listed below (Mark this box only if you are voting for all Nominees. Otherwise, mark the box to withhold authority.) [ ]	WITHHOLD AUTHORITY to vote for those nominees listed in the space provided below [ ]	FOR [ ] AGAINST [ ] ABSTAIN [ ]

J. Morton Davis, Jerome Fisch, Dov Perlysky, Howard Spindel and Leonard Toboroff

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.		In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
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COMPANY ID:

____________________

PROXY NUMBER:

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ACCOUNT NUMBER:

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Signature___________________________________________  Signature________________________________________   Dated:________________________

Signature(s) should be exactly as name or names appearing on this Proxy. If stock is held jointly, each holder should sign. If signing by attorney, executor, administrator, trustee or guardian, please give full title.

This Proxy may be revoked at any time before it is voted at the meeting.	PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.